Short-term investments	12 Months Ended
Dec. 31, 2017
Short-term investments [Abstract]
Short-term investments
5.	Short-term investments

(In thousands)	December 31, 2016	December 31, 2017
Time deposits	38,829	118,779
Investments in financial instruments (note)	143,131	20,136
Total	181,960	138,915

Note:
The investments were issued by commercial banks in the PRC with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

Time deposits and investments in financial instruments are stated on the balance sheet at the principal amount plus accrued interest. Interest income is recorded in “other income” in the statement of comprehensive income.